Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              THE MONTGOMERY FUNDS

                       Supplement dated February 24, 2000
                    to the Prospectus dated October 31, 1999

For Prospective Shareholders in the Montgomery
Select 50 Fund only:

A shareholder meeting is scheduled for March 15, 2000 to seek shareholder approval for two important changes for this Fund. (Only shareholders who held shares on January 31, 2000, may vote on the proposals.)

The proposals are as follows:

(1) To change the investment objective of the Fund, which now seeks long-term capital appreciation by investing in a portfolio of 50 securities with approximately equal weighting in five different investment disciplines, to instead seek long-term capital appreciation by investing in a concentrated portfolio of 20 to 30, but not fewer than 20, securities of companies located throughout the world.

(2) To change the Fund's sub-classification under the Investment Company Act of 1940, as amended, from a diversified investment company to a non-diversified investment company, and eliminate the Fund's corresponding investment restriction regarding diversification.

The Manager believes that the proposed change in the Fund's investment approach would be in the best interests of shareholders because it would provide the Manager with a greater ability to maximize potential returns by investing a higher percentage of the Fund's assets in fewer stocks whose investment potentials are believed to be especially attractive.

You should understand that these changes result in additional risks for your investment. For example, even though the Fund currently invests a portion of its assets in emerging markets and, therefore, is already exposed to the types of risks generally associated with investing in those markets, the Manager could invest up to 30% of the Fund's assets in stocks of companies based in the world's developing economies. No more than 40% of the Fund's assets or two times the Fund's benchmark weight, whichever is greater, may be invested in any one country. Investments in companies based in the United States are not subject to that limit. This concentration would significantly magnify the Fund's exposure to those risks. Additionally, because the Fund may concentrate up to 35% of its assets in the stock of communications companies worldwide, its share value may be more volatile than that of more diversified funds, and may reflect trends in the global

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communications industry, which may be subject to greater changes in governmental policies and regulation than many other industries.

Although greater concentration may prove beneficial when the issuers in which the Fund invests prove to be good investments, greater concentration in fewer issuers will also magnify negative performance by any one position. Furthermore, because the Fund would be able to invest a relatively higher percentage of its assets in the stocks of a limited number of issuers, it may be more susceptible to any single economic, political or regulatory event than it currently is as a diversified fund. You should consider the greater risk of investing in a non-diversified fund compared with more-diversified mutual funds.


The key members of the International/Global portfolio management team responsible for managing the non-U.S. portion of the Fund now include John Boich and Oscar Castro, whose duties for the Fund will also continue if the proposals are approved, but currently do not include Angeline Ee or Nancy Kukacka. The key members of the U.S. Equity portfolio management team responsible for managing the U.S. portion of the Fund include Roger Honour, Kathryn Peters and William King. If the proposals are approved, Mr. Honour and Ms. Peters' duties for the Fund will continue, while Mr. King will no longer be part of the management team as Equity Income will no longer be a discipline included in the Fund's allocation process. Please see the "Portfolio Management" section for biographical information.